UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    August 7, 2003

Learning Tree International, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-27248	95-3133814
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer identification No.)

6053 West Century Boulevard, Los Angeles, CA    90045

            (Address of principal executive offices)           (Zip Code)

Registrant’s telephone number, including area code    (310) 417-9700

Item 9.    Regulation FD Disclosure

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Disclosure of Results of Operations and Financial Condition.”

On August 7, 2003, Learning Tree International, Inc. issued a press release setting forth its results for the quarter and nine months ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

Exhibit Index

99    Press release dated August 7, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEARNING TREE INTERNATIONAL, INC.

Dated: August 7, 2003	By:	/s/ GARY R. WRIGHT
Gary R. Wright Chief Financial Officer and Secretary